UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

SCHMITT INDUSTRIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY STATEMENT

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210

November 12, 2020

Dear Shareholders:

It is our pleasure to invite you to the 2020 Annual Meeting of Shareholders of Schmitt Industries, Inc. (the “Annual Meeting”). We will hold the Annual Meeting on Thursday, December 10, 2020, at 8:30 a.m., PST, at our offices at 2765 N.W. Nicolai Street, Portland, Oregon 97210. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our shareholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures we deem appropriate in relation to the physical meeting and access to our premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.schmittindusties.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

We describe in detail the actions we expect to take at the Annual Meeting in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Schmitt Industries, Inc.

Sincerely,

/s/ Michael R. Zapata

Michael R. Zapata
Chairman of the Board

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, DECEMBER 10, 2020

Notice is hereby given that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Schmitt Industries, Inc. (the “Company”) will be held on Thursday, December 10, 2020, at 8:30 a.m., PST, at our offices at 2765 N.W. Nicolai Street, Portland, Oregon 97210. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our shareholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures we deem appropriate in relation to the physical meeting and access to our premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.schmittindusties.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

We have scheduled the Annual Meeting for the following purposes, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect Steven Strom and Lillian Tung to serve as directors for a three-year term expiring in 2023;
2.	to approve an amendment to the Company’s Second Restated Articles of Incorporation to declassify the Board of Directors;
3.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
4.	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021; and
5.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on November 2, 2020 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

/s/ Michael R. Zapata

Portland, Oregon November 12, 2020	Michael R. Zapata Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Schmitt Industries, Inc. 2020 Annual Meeting of Shareholders to Be Held on Thursday, December 10, 2020

The Proxy Statement, proxy card, and our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended May 31, 2020 are available on the Internet at http://investor.schmitt-ind.com/sec-filings

SCHMITT INDUSTRIES, INC.

i

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of Schmitt Industries, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, December 10, 2020, at 8:30 a.m., PST, at our offices at 2765 N.W. Nicolai Street, Portland, Oregon 97210. Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our shareholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures we deem appropriate in relation to the physical meeting and access to our premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (www.schmittindusties.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning on or about November 12, 2020.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to Schmitt Industries, Inc. and its subsidiaries.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?
A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on November 2, 2020, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?
A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.
1

Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	How may I obtain an additional set of proxy materials?
A:	All shareholders may write to us at the following address to request an additional copy of these materials:

Schmitt Industries, Inc.
2765 N.W. Nicolai Street
Portland, Oregon 97210
Attention: Corporate Secretary

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A:	If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement and our 2020 Annual Report on Form 10-K (the “2020 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2020 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

2

Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	to elect two directors to the Board for a three-year term expiring in 2023;
•	to approve an amendment to the Company’s Second Restated Articles of Incorporation (the “Charter”) to declassify the Board;
•	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
•	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021; and
•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each nominee to the Board; “FOR” the approval of the amendment to the Charter to declassify the Board; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•	By telephone or the internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the internet if they offer that alternative. Shareholders of record will be able to vote by telephone or on the internet.
•	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.
3

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?
A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each nominee to the Board; “FOR” the approval of the amendment to the Charter to declassify the Board; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.
Q:	Can my broker vote my shares for me without my instructions?
A:	Brokers may not use discretionary authority to vote shares on the election of directors, the Charter Amendment or the compensation of the Company’s named executive officers if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.
Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, and the compensation of the Company’s named executive officers. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

4

Q:	What are the voting requirements with respect to each of the proposals?
A:	In the election of directors (Proposal No. 1), each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees.

Proposal No. 2 requires the affirmative (“FOR”) vote of the holders of not less than two-thirds of the outstanding shares entitled to vote. Abstentions and broker non-votes will count as votes “AGAINST” this proposal.

Proposal Nos. 3 and 4 require the affirmative (“FOR”) vote of a majority of the votes cast by shares entitled to vote. Abstentions will count as votes “AGAINST” this proposal.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of our common stock, no par value per share (“Common Stock”) that you hold. As of November 2, 2020, the record date, there were 3,754,145 shares of Common Stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:	Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael R. Zapata and Jamie Schmidt, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
5

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 3,754,145 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?
A:	You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on November 2, 2020, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to November 2, 2020, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 10, 2020, at 8:30 a.m., PST. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?
A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.
Q:	What is the deadline for voting my shares?
A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

6

Q:	Is my vote confidential?
A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.
Q:	How are votes counted?
A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.
Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any shareholder who requests it:
•	Second Restated Articles of Incorporation of Schmitt Industries, Inc.
•	Section 382 Rights Agreement, dated as of July 1, 2019, between Schmitt Industries, Inc. and Broadridge Corporate Issuer Solutions, Inc.
7

•	Second Restated Bylaws of Schmitt Industries, Inc. (the “Bylaws”)
•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee
•	Code of Ethics and Business Conduct
•	Policy regarding shareholder communications with the Board
Q:	How may I obtain the 2020 Form 10-K and other financial information?
A:	A copy of the 2020 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2020 Form 10-K and other financial information by contacting us at:

Schmitt Industries, Inc.
2765 N.W. Nicolai Street
Portland, Oregon 97210
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2020 Form 10-K at http://investor.schmitt-ind.com/sec-filings. We will also furnish any exhibit to the 2020 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, http://investor.schmitt-ind.com/investor-relations.

Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Broadridge Corporate Issuer Solutions
Mail Address: P.O. Box 1342, Brentwood, NY 11717
Overnight Delivery Address: 51 Mercedes Way, Edgewood, NY 11717
Toll free for US and Canada: 800-733-1121
Outside of US and Canada: 1 800-733-1121

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Schmitt Industries, Inc.
2765 N.W. Nicolai Street
Portland, Oregon 97210
Attention: Corporate Secretary

8

Corporate Governance

Shareholder Communications with the Board

Any shareholder may contact the Board in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.

Our Corporate Secretary has undertaken the responsibility to forward all written shareholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary will determine, in his discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee. Comments or questions regarding other corporate governance matters will be referred to the appropriate Committee.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and the shareholders. Currently, Mr. Zapata serves as the Chief Executive Officer and as Chairman. The Board believes that this enables Mr. Zapata to ensure that the Board’s agenda responds to strategic challenges, that the Board is presented with information required for it to fulfill its responsibilities, and that Board meetings are as productive and effective as possible.

The Board does not have a lead independent director.

Given our current size and operating history, we believe that the Board’s existing leadership structure is appropriate. The Board will continue to evaluate its role and the appropriateness of its structure in the future.

Board Composition

Our business and affairs are managed under the direction of our Board. The number of directors is determined by our Board, subject to the terms of our Charter and Bylaws. Our Board currently consists of five members, four of which are independent directors.

9

Director Independence

Our Common Stock is listed for trading on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees must be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act of 1934, as amended. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that directors Davidson, Hines, Strom and Tung, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Director Compensation

In July 2019, the Board simplified the director compensation structure. Directors are expected to attend, at a minimum, each quarterly meeting, and to be available to provide insight and guidance of the strategy of the Company, as needed throughout the year.

Under this current policy, independent directors are paid a $20,000 annual retainer, and the Chairman will receive a $30,000 annual retainer, paid quarterly. These retainers will be paid in restricted stock units (“RSUs”) until the director has reached the minimum share ownership guidelines of three times their annual retainer amount.

Further, the chairman and members of the Audit Committee will receive an annual fee of $5,000 and $2,000, respectively, paid quarterly; the chairman and members of the Compensation Committee will receive an annual fee of $2,000 and $1,000, respectively, paid quarterly; and the chairman and members of the Nominating and Corporate Governance Committee will receive an annual fee of $1,000 and $500, respectively, paid quarterly. Directors may receive their committee fees in cash regardless of their Company stock ownership level.

10

The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees.

The following table presents information regarding cash compensation paid to non-employee directors of the Company for fiscal year 2020 (“Fiscal 2020”):

Name	Cash	Equity(2)	Total
Current Directors:
Charles Davidson	$24,875	$69,627	$94,503
Andrew Hines	—	75,701	75,701
Steven Strom	—	39,431	39,431
Lillian Tung(3)	—	—	—

Former Directors:
David Hudson(1)	$11,000	$—	$11,000

_______________

(1)	Mr. Hudson ceased to be a director of the Company in December 2019.
(2)	The value of RSUs granted to each applicable director have been determined in accordance with United States generally accepted accounting principles
(3)	Ms. Tung became a director of the Company in October 2020.

Minimum Share Ownership Guidelines

In August 2019, the Board announced Minimum Share Ownership Guidelines for Executives and Directors. The Board believes strongly that its directors and executives should have meaningful share ownership in the Company.

Each Board member is expected to own, at a minimum, that number of shares of Common Stock of the Company equal in value to three times their annual retention payment. Current directors will have three years from the implementation of this policy to reach these minimum ownership guidelines. Given the illiquidity of the stock, directors will receive their retention payment in RSUs until they achieve their minimum ownership threshold. Upon reaching this threshold, directors will have the choice of cash or RSUs for future payments, as long as they remain above the share-ownership guidelines.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

11

Meetings

During Fiscal 2020, the Board held 17 meetings. Each incumbent director serving as a director during Fiscal 2020 attended 75% or more of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served during the period that he served. While the Company does not have a formal policy with regard to directors’ attendance at annual meetings, all then-serving members of the Board attended the 2019 Annual Meeting of Shareholders. The Company does not anticipate that all of its directors will attend the 2020 Annual Meeting.

Board of Director Committees

The Board has standing Audit, Compensation and Nominating and Corporate Governance Committees. The Audit, Compensation and Nominating and Corporate Governance Committees operate pursuant to written charters. The charters may be viewed online at www.schmitt-ind.com/corporate-governance. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the committees, each of whom has been determined to be “independent” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, are identified in the following table.

Name	Audit	Compensation	Nominating and Corporate Governance
Charles Davidson	Chair		X
Andrew P. Hines		Chair
Steven Strom	X	X	Chair
Lillian Tung	X	X	X

Audit Committee. The Audit Committee currently consists of Messrs. Davidson and Strom and Ms. Tung. Mr. Davidson chairs the committee. The Board has determined all current members of the Audit Committee are independent under the rules of the SEC and the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Strom qualifies as an “audit committee financial expert” as defined by the rules of the SEC and the NASDAQ Stock Market. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Audit Committee held five meetings in Fiscal 2020.

12

Compensation Committee. The Compensation Committee currently consists of Messrs. Hines and Strom and Ms. Tung. Mr. Hines chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Compensation Committee held one meeting in Fiscal 2020.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Messrs. Davidson and Strom and Ms. Tung. Mr. Strom chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board at that time. The committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Nominating Committee held one meeting in Fiscal 2020.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that applies to all employees, officers and directors of the Company. A copy of the Code of Ethics is publicly available on our website at http://investor.schmitt-ind.com/corporate-governance. Amendments to the Code of Ethics or any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will also be disclosed on our website.

Employee, Officer and Director Hedging

Pursuant to the Company’s insider trading policy, no member of the Board, officer, employee, consultant, or other person associated with the Company may (i) trade in any interest or position relating to the future price of the Company’s securities, such as options, warrants, puts, calls or short sales, or use the Company stock as collateral for margin loans; or (ii) use Company securities as covered collateral for a line of credit, loan, or other financing mechanism. The Company believe this policy has the effect of restricting the ability of officers, directors and employees to hedge or offset against any decrease in the market value of the Company’s equity securities.

Director Qualifications

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience. The Nominating Committee also evaluates candidates for Board membership based on individual skills, experience and demonstrated abilities that help meet the current needs of the Board, such as experience or expertise in some of the following areas: global business, science and technology, finance and/or economics, competitive positioning, corporate governance, public affairs, and experience as an executive officer. Other factors that are considered include independence of thought, meeting applicable director independence standards (where independence is desired) and absence of conflicts of interest. The Nominating Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that Board members represent diverse viewpoints. In the context of the existing composition and needs of the Board and its committees, the Nominating Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

13

Shareholder Nominations for Director and Related Procedures

The Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board. Any such recommendations should be submitted to Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating Committee (or its predecessors) because it believes that the informal consideration process in place to date, based in part on the minimum criteria as described in “Director Qualifications” above, has been adequate given that the Company has never received any director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee intends to periodically review whether a more formal policy should be adopted.

The Bylaws of the Company permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth business day following the date on which such notice of the meeting was mailed or such public disclosure was made. A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

14

Audit Committee Report

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended May 31, 2020 with both management and Moss Adams LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended May 31, 2020 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Moss Adams LLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Moss Adams LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of May 31, 2020 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Moss Adams LLP.

Moss Adams LLP provided a report to the Audit Committee describing Moss Adams LLP’s internal quality-control procedures and related matters. Moss Adams LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Moss Adams LLP its independence. When considering Moss Adams LLP’s independence, the Audit Committee considered, among other matters, whether Moss Adams LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Moss Adams LLP. All audit and permissible non-audit services in 2020 and 2019 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2020.

AUDIT COMMITTEE

Charles Davidson (Chairman)
Andrew P. Hines
Steven Strom

15

Proposal No. 1: Election of Directors

There are two nominees for election to the Board at the Annual Meeting: Steven Strom and Lillian Tung. Each nominee currently serves as a director of the Company.

Each of Mr. Strom and Ms. Tung is being nominated to serve for a three-year term and until his or her successor is duly elected and qualified, unless Proposal No. 2 is approved, in which case each of Mr. Strom and Ms. Tung is being nominated to serve for a one-year term. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers, continuing directors, and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

NAME	AGE	POSITION
Nominees for Election:

Steven Strom	57	Director and Chairman of the Nominating and Corporate Governance Committee
Lillian Tung	37	Director

Continuing Directors/Executive Officers:
Andrew P. Hines	80	Director and Chairman of the Compensation Committee
Charles Davidson	61	Director and Chairman of the Audit Committee
Michael R. Zapata(1)	42	Chief Executive Officer, President and Chairman of the Board of Directors
Jamie Schmidt(2)	31	Chief Financial Officer and Treasurer

_______________

(1)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018, and Chief Executive Officer effective July 30, 2019.
(2)	Mr. Schmidt was appointed Chief Financial Officer and Treasurer, effective January 14, 2020. Mr. Schmidt is expected to continue to serve as Chief Financial Officer and Treasurer until December 1, 2020, at which time he is expected to transition to a corporate development role at the Company and a new Chief Financial Officer and Treasurer will replace him.

16

Nominees for Election

Steven Strom has served as a director since June 2019. He is the founder of Odinbrook Global Advisors and has more than thirty years of investment banking and restructuring experience. Mr. Strom is also a member of the board of directors of Dayco LLC. From 2016 to early 2018 Mr. Strom was CEO of Blackhill Partners, an investment bank based in Dallas, Texas. Previously, he was a Managing Director in the Restructuring Group at Jefferies where he joined in 2006 and was Global Head of Restructuring from 2008 to 2014. Prior to Jefferies, Mr. Strom was a Managing Director in the Restructuring Group at CIBC World Markets (2002-2006) and a Managing Director at Chanin Capital Partners (1997-2002), a Research Analyst/Trader at Commodities Corporation (1993-1996) and a Vice President in the M&A Group at Chemical Bank (1986-1993). Mr. Strom has an MBA with a concentration in Finance from the University of Michigan (1986) and a bachelor’s degree in Business (Finance) from Arizona State University (1984) where he had a Regent’s Academic Scholarship and was awarded the Outstanding Finance Student by the Financial Analysts Society.

Mr. Strom’s qualifications to serve on our Board include his years of business experience as an executive at various companies and investment professional.

Lillian Tung has served as a director since October 2020. She is the co-founder of Fur and has more than a decade of experience in marketing and entrepreneurship. Prior to starting Fur, Ms. Tung worked at L’Oréal USA on the Maybelline Global Marketing team from 2011 to 2015. Prior to L’Oréal, Ms. Tung served in the Consumer Marketing division of Time Inc. from 2007 – 2008, and as an analyst for JPMorgan Chase Inc. in the Financial Sponsors Group from 2005 to 2007. She currently serves on the board of the Horace Mann School Alumni Council. Ms. Tung has an MBA with a concentration in Management and Marketing from Columbia Business School (2011) and a bachelor’s degree in East Asian Languages and Civilizations from Harvard University (2005) where she was on the dean’s list for three years.

Ms. Tung’s broad business experience across marketing channels with a strong emphasis on digital acquisition, brand development, and consumer engagement qualifies her to serve on our Board.

Continuing Directors/Executive Officers

Charles Davidson has served as a director since May 2016. Mr. Davidson has served as Chief Executive Officer of Attensa Corporation, an enterprise software provider, since August 2014. He was the CEO of Attensa’s predecessor company Leeward, Inc. from 2009 until 2014, when it was merged into Attensa Corporation, and was Chief Executive Officer of Attensa, Inc. from 2007 until 2009. From 2000 to 2003, Mr. Davidson was Chief Executive Officer and President of StatiaFX, a developer of software solutions for financial advisory services. When StatiaFX was acquired in 2003 by Financial Profiles, a business unit of Hanover Insurance Group, Mr. Davidson became Vice President for Strategy and Business Development of Financial Profiles and served in that function until 2006 when the business was sold. From 1994 to 1999, Mr. Davidson was Chief Operating Officer and a member of the Board of Directors of the Crabbe Huson Group. In 1993, he co-founded Co-Operations, Inc. and served as its Chairman until 2000. Mr. Davidson holds a bachelor’s degree in Business from the University of Oregon and a J.D. (magna cum laude) from Northwestern School of Law, Portland. He is a member (inactive) of the bar associations of Oregon and Washington.

17

Mr. Davidson’s qualifications to serve on our Board include his years of business experience as an executive at various companies.

Andrew P. Hines is the Principal of Hines & Associates, a financial management consulting firm which he has led since 2006. From October 2015 to November 2016, he acted as Executive Vice President/Chief Financial Officer of Natural Markets Foods Group, a chain of organic food markets. He had been Executive Vice President/Chief Financial Officer of Sonar Entertainment between June 2011 and June 2014. The company develops, produces and distributes original made-for-television movies and miniseries. From September 2009 to June 2010, Mr. Hines served as Executive Vice President/Chief Financial Officer of World Color Press Inc. (formerly, Quebecor World), a company which provided high-value and comprehensive print, digital and related services to businesses worldwide. From October 2005 to September 2006, he served as Vice President and Chief Financial Officer of GenTek, Inc., a manufacturer of industrial components and performance chemicals. Earlier experience included senior finance positions with Adidas, Woolworth and RJR Nabisco. Mr. Hines was a director of Tronox LLC, Inertmap Tech, C&D Technologies and Superior Essex, Inc. and served as Chairman of those company’s Audit Committees. Mr. Hines brings to the board in-depth financial experience and highly valued senior leadership experience including public company director experience. He is a C.P.A. and member of the American Institute and New York Society of Certified Public Accountants and The Turnaround Management Association. Mr. Hines received his bachelor’s degree from St. John’s University and attended Harvard University Management Corporate Control courses. He served with the United States Marines.

Mr. Hines’ qualifications to serve on the Board include his years of business experience as an executive with various companies, his extensive experience with accounting matters for such companies and his financial literacy.

Michael R. Zapata has served as a director since October 2018, as the Company’s Executive Chairman and President since December 2018, and as Chief Executive Officer since July 2019. Mr. Zapata is the founder and Managing Member of Sententia Capital Management, LLC (“Sententia”), a value investing focused investment management firm. Since inception in 2012, the firm has invested in deep value public equities in a concentrated portfolio. The firm employs a rigorous research process and attempts to engage constructively with management when appropriate. Prior to Sententia, Mr. Zapata served nearly 10 years in the U.S. Navy. During his service from 2001 to 2010, he held various leadership roles during the Global War on Terror. Deploying to locations including Iraq, Afghanistan, Africa, the Middle East and the Arabian Peninsula, he brings valuable insight and expertise in intelligence fusion, operational execution, strategic planning and risk mitigation. He received his bachelor’s degree from Texas A&M University, where he was recognized as a Dougherty Award Recipient. He received his M.B.A. from Columbia University as a student in the Heilbrunn Center for Value Investing. He is a director of Communication Systems, Inc. He also serves as a director of Tip of the Spear Foundation, a non-profit dedicated to supporting Elite Operators and their families during times of need.

Mr. Zapata’s qualifications to serve on our Board include his years of business experience as an executive at various companies and as an investment professional. In addition, Mr. Zapata’s role as the Chief Executive Officer of the Company provides the Board with invaluable insight into the management and daily operations of the Company.

18

Jaime Schmidt was appointed as Chief Financial Officer and Treasurer on January 14, 2020. Prior to being appointed to this position, Mr. Schmidt had served as the Company’s Controller since October 2019. Prior to his role as Controller he had served as the Company’s Business Development and Financial Analyst since February 2019. Prior to joining the Company, Mr. Schmidt was an analyst at Sententia from 2016-2019. Prior to joining Sententia, Mr. Schmidt was an analyst in the Mergers & Acquisitions Department at Craig-Hallum Capital Group from 2012 to 2015, where he closed sell-side engagements in the lower middle market. Mr. Schmidt has a bachelor’s degree from Florida State University, magna cum laude, and attended Columbia Business School, MBA, Value Investing Program.

Mr. Schmidt is expected to continue to serve as Chief Financial Officer and Treasurer until December 1, 2020, at which time he is expected to transition to a corporate development role at the Company and a new Chief Financial Officer and Treasurer will replace him.

Family Relationships

There are no family relationships among our executive officers and directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2020 fiscal year other than inadvertent late Form 4 filings by Mr. Davidson, Mr. Hines, Mr. Zapata, and Ms. Ferguson (our former Chief Financial Officer) on September 27, 2019, and Forms 4 for Messrs. Hines, Strom and Davidson which have not yet been filed for equity grants made to them by the Company on April 14, 2020 but are expected to be filed prior to the Annual Meeting.

Related Person Transactions and Certain Relationships

Mr. Zapata is the founding member of Sententia, a value-based investment firm, of which he has served as general partner since its inception in 2012. The Company entered into a consulting agreement with Sententia, where Sententia has agreed to provide executive management services to the Company, which shall be performed by Mr. Zapata in his role as CEO. For further discussion of this agreement, see the section title “Executive Compensation—Employment Agreements.”

Before becoming the Company’s Chief Financial Officer, Mr. Schmidt entered into an independent contractor agreement with the Company, which was effective February 1, 2019 until he became Chief Financial Officer. Pursuant to such agreement, Mr. Schmidt provided critical corporate development services, including the establishment and management of client data rooms and documents for discussions with strategic partners, to the Company, and he was paid $6,500 per month for such services. Mr. Schmidt also received an additional $92,500 as a bonus in connection with services provided to the Company stewarding the closing of its November 22, 2019 sale of its Schmitt Dynamic Balance Systems business line to Tosei Engineering Corp. and Tosei America, Inc.

19

Procedures for Review and Approval of Transactions with Related Parties

The Board has delegated to the Audit Committee the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES MR. STROM AND MS. TUNG.

20

Proposal No. 2: Board Declassification

Our Board has unanimously adopted and is recommending that our shareholders approve a proposed amendment to the Charter (the “Declassification Amendment”) that would eliminate the classification of the Board and provide instead for the annual election of directors, beginning with our directors whose terms expire at the Company’s 2021 Annual Meeting of Shareholders, to be held after the fiscal year ending on May 31, 2021 (the “2021 Annual Meeting”).

Pursuant to the laws of the State of Oregon, our state of incorporation, if our Board adopts an amendment to the Charter, the amendment must be submitted to our shareholders for their approval. If this Proposal 2 is approved, the Declassification Amendment would become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Oregon, which the Company expects to do promptly after shareholder approval is obtained.

If this Proposal 2 is approved, the declassification of the Board will then be phased in such that, at the 2021 Annual Meeting, successors of the directors whose terms expire at the 2021 Annual Meeting (i.e., Messrs. Zapata, Hines and Strom and Ms. Tung) will stand for election to hold office for a term expiring at the 2022 annual meeting of shareholders and until his or her successor is elected and qualified. Beginning with the 2022 annual meeting of shareholders, all directors would then stand for election to hold office for a term expiring at the 2023 annual meeting of shareholders. If this Proposal 2 is approved, annual election of all directors will be fully phased-in as of the 2022 annual meeting of shareholder of the Company.

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified Board structures in recent years, based on the argument that classified boards have the effect of reducing the accountability of directors to shareholders. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in-line with evolving corporate governance practices. The Board recognizes that our classified board structure may offer certain advantages, such as promoting continuity and stability in the management of the business and affairs of the Company and reducing vulnerability to coercive takeover tactics.

The proposed Declassification Amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

At present, the members of the Board are removable only for cause. The proposed Declassification Amendment provides that, once the Board has become declassified, directors will be voted on annually by shareholders following the termination of their current directorship terms.

21

Approval of the Declassification Amendment will result in the amendment of Sections 5.2 of the Charter to read as follows:

“5.2 TERMS. At each annual meeting of shareholders beginning at the Company’s 2021 annual meeting of shareholders (to be held after the fiscal year ending on May 31, 2021), directors shall be elected annually for one-year terms expiring at the next succeeding annual meeting of shareholders. Notwithstanding the foregoing, the directors previously elected to a term expiring in 2022 shall continue to serve until the 2022 annual meeting of shareholders. Pursuant to such procedures, effective as of the 2022 annual meeting of shareholders, the Board of Directors will no longer be classified and directors shall no longer be divided into three classes. Notwithstanding any of the foregoing provisions of this Article V, directors shall serve until their successors are elected and qualified or until their earlier death, resignation or removal from office, or until there is a decrease in the number of directors; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.”

Conditional Amendment of Bylaws

In connection with its approval of resolutions to amend the Charter to declassify the Board, the Board also approved an amendment to the Bylaws to conform to the changes that would be made to the Charter, if adopted by the shareholders. This amendment to the Bylaws would become effective only following approval by the shareholders of the Declassification Amendment.

Vote Required

The affirmative (“FOR”) vote of at least two-thirds of the outstanding shares entitled to vote thereon is required to approve the amendment to the Charter. Abstentions and broker non-votes will count as votes “AGAINST” this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE AMENDMENT OF THE CHARTER TO DESCLASSIFY THE BOARD OF DIRECTORS.

22

Proposal No. 3: Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING EXECUTIVE COMPENSATION.

23

Executive Compensation

Performance Based Pay Policy

In August 2019, the Board announced the implementation of a Performance Based Pay for Executives Policy. The primary goal of this policy it to align executive incentives with Company performance and long-term shareholder interests.

Our compensation program aims to achieve the following main objectives:

•	link pay to company performance;
•	align our executives’ interest with our shareholders;
•	provide incentives that motivate and reward for achievement of our key performance goals that increase stakeholder value over the long-term; and
•	attract, retain and reward highly qualified executives;

To accomplish this, the executive compensation program will generally consist of three principle components: base salary, annual-performance based bonuses, and long-term incentive compensation. These principles are described in detail in the following table.

24

Principle Components	Objectives	Key Features
Base Salary (fixed cash)	Provides a base level of compensation for financial stability for performing job functions.	Fixed compensation that is periodically reviewed and adjusted as needed; determined based on a number of factors, including individual performance, experience, skills, level of responsibility and level of complexity of the position as well as the competitive marketplace; and the overall performance of our Company.

Performance Bonus (at-risk equity and cash)	Aligns and rewards executives for reaching individual and Company annual performance goals.	Bonuses are dependent upon specific Company performance objectives consistent with our long-term strategic plan and individual performance objectives that relate to the executive’s position and expected contribution toward reaching Company goals, generally determined by the Compensation Committee and communicated at the beginning of the year. Actual bonus amounts earned are determined after the end of the year, taking into account achievement of Company and individual performance objectives.

Long-Term Incentive (at-risk equity)	Aligns and rewards for long-term Company performance; aligns executive’s interests with shareholder interests and changes in shareholder value.	Individual awards are determined based on a number of factors, including long-term Company and individual performance.

Equity grants have historically been provided primarily in the form of stock options. More recently, restricted stock unit and awards grants have been awarded.

25

Minimum Share Ownership Guidelines

In August 2019, the Board announced Minimum Share Ownership Guidelines for Executives and Directors. The Board believes strongly that its executives and directors should have meaningful share ownership in the Company.

Each executive is expected to own, at a minimum, that number of shares of Company Common Stock equal in value to a multiple of his or her annual base salary ranging from a low of one time for the Chief Financial Officer to a high of three times for the Chief Executive Officer. Executives will have three years from the implementation of this policy to reach these minimum ownership guidelines. Executives will receive any bonus in RSUs until they achieve their minimum ownership threshold. Upon reaching this threshold, Executives will have the choice of cash or RSUs for future bonus payments, as long as they remain above the share ownership guidelines.

Summary Compensation Table

The following table presents the dollar amounts of various forms of compensation earned by our named executive officers (“NEOs”) during the years noted:

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Michael R. Zapata(3)	2020	$140,000	$152,408	(6)	$137,012	—	—	$429,420
Chairman, President and CEO	2019	92,000	—		18,639	—	—	110,639

Jamie Schmidt (4)	2020	59,292	92,500	(6)	31,215	—	82,000	265,007
CFO and Treasurer	2019	—	—		—	—	26,000	26,000

Ann M. Ferguson(5)	2020	95,610	27,901		—	—	—	123,511
Former CFO and Treasurer	2019	182,811	27,500		13,300	1,954	—	225,565

(1)	The majority of 2020 stock awards were awarded based on pre-set market-based stock prices that were achieved through the appreciation of the stock price. The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718 "Compensation - Stock Compensation."

(2)	Value of stock options awards was calculated using Black Scholes pricing model with assumptions discussed in Note 7 to the Company’s financial statements as of and for the year ended May 31, 2020.

(3)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018. Mr. Zapata was appointed President and Chief Executive Officer, effective July 30, 2019.

(4)	Mr. Schmidt was appointed Chief Financial Officer, effective January 14, 2020. Other compensation and bonus amounts were earned under Mr. Schmidt’s consulting arrangement with the Company, which was effective prior to his appointment as Chief Financial Officer.

(5)	Ms. Ferguson resigned as Chief Financial Officer of the Company, effective November 30, 2019.

(6)	The bonuses were awarded by the Board due to the successful consummation of the sale of a business line in November 2019.

26

Oversight of Executive Compensation

The Board has delegated the responsibility for fixing the compensation of the NEOs to the Compensation Committee. The Compensation Committee consists entirely of independent, non-employee directors. The Compensation Committee approves all compensation and awards to executive officers.

Employment Agreements

Michael R. Zapata. Mr. Zapata is the founding member of Sententia Capital Management, LLC, a value-based investment firm, of which he has served as general partner since its inception in 2012. The Company entered into a consulting agreement with Sententia, pursuant to which Sententia has agreed to provide executive management services to the Company, which shall be performed by Mr. Zapata. As contemplated by the terms of the agreement, the Company pays $14,000 directly to Sententia per month during the term of the agreement, which was defined as July 30, 2019 through July 31, 2020. Effective August 1, 2020, the Company extended this agreement on a month-to-month basis under similar terms. In addition, pursuant to the consulting agreement, Mr. Zapata was granted 17,777 restricted stock units on August 6, 2019 that vested on such date, and Mr. Zapata may receive a performance-based bonus to be paid in additional restricted stock units with a maximum cash value equivalent of $168,000.

Effective September 30, 2020, Mr. Zapata entered into an employment agreement with the Company. Pursuant to the terms of his agreement, Mr. Zapata became an employee of the Company. In recognition of his services, Mr. Zapata is entitled to receive (i) an annualized salary of $250,000, and (ii) upon achieving certain performance-based objectives determined by the Board or its Compensation Committee, a bonus of up to 50% of his annual salary, payable half in cash and half in stock. Such performance-based objectives will be established by the Board as soon as reasonably practicable and reevaluated on an annual basis by mutual agreement of Mr. Zapata and the Board or its Compensation Committee.

Jamie Schmidt. Mr. Schmidt was named the Company’s Chief Financial Officer and Treasurer effective January 14, 2020. The Company entered into an employment agreement with Mr. Schmidt as of that date. As contemplated by the terms of the agreement, the Company will pay to Mr. Schmidt an annual salary of $164,000. Mr. Schmidt was granted 7,777 shares of restricted stock upon the execution of his agreement. The Company additionally agreed to compensate Mr. Schmidt in the form of 18,000 restricted stock units for shares of the Company’s Common Stock. These restricted stock units have multiple trigger prices ranging from $4.00 to $5.00 per share. The employment agreement allows for a performance-based bonus to be paid in additional restricted stock units with a maximum cash value equivalent of $82,000.

27

Should the Company terminate Mr. Schmidt’s employment without good cause (as defined in his employment agreement) or should he terminate his employment with good reason (as defined in his employment agreement), the Company shall pay to him, on a monthly basis for six months after such termination, an amount equal to the average of his monthly base salary and bonus paid to him for the two prior full fiscal years. In addition, the Company will pay, on a monthly basis for six months, the Company-paid portion of insurance premiums for coverage under the health and welfare programs of the Company in effect on the date of his termination. In addition, in the event that the Company, at any time within one year after a change in control (as defined in Mr. Schmidt’s employment agreement), terminates his employment without good cause, the Company shall pay to him a lump sum payment within 30 days of the termination date. The lump sum payment shall be equal to the sum of (x) the average annual base salary and bonus paid to him for the two prior full fiscal years preceding the date of termination, and (y) the Company-paid portion of insurance premiums for six months of coverage under the health and welfare programs of the Company in effect on the date of termination, in each case less all applicable taxes, payroll deductions and withholdings required by law. In addition, any unvested stock options and restricted stock shall immediately be fully vested.

Mr. Schmidt is expected to continue to serve as Chief Financial Officer and Treasurer until December 1, 2020, at which time he is expected to transition to a corporate development role at the Company. Mr. Schmidt’s employment by the Company is expected to continue under the terms of his existing employment agreement, except his role will change. As announced by the Company on November 6, 2020, Philip Bosco is expected to replace Mr. Schmidt as the Company’s new Chief Financial Officer and Treasurer, as of December 1, 2020.

Mr. Bosco, a certified public accountant, has over 25 years of financial experience with extensive hands-on experience in a wide breadth of industries. Mr. Bosco has served since 2019 as Chief Financial Officer of the Americas division of Intega Group Limited, a publicly held global professional services provider supporting infrastructure projects, and has served as the Chief Financial Officer of PPI Quality & Engineering, an Intega Group company, since 2017. From 2000 to 2016, Mr. Bosco served in multiple roles at Shell Oil Company, including as Commercial Manager of Base Chemicals, Americas from 2015 to 2016. Mr. Bosco received a bachelor’s degree from Marquette University and his M.B.A. from the University of Houston.

Mr. Bosco has not engaged in a material transaction with the Company during the last two fiscal years, and there are no family relationships between Mr. Bosco and any of the Company’s executive officers or directors. The Company and Mr. Bosco are negotiating the terms of his employment, and he is anticipated to receive an annual salary of $225,000 per year and be eligible for an annual discretionary bonus of up to $67,500.

Ann M. Ferguson. Ms. Ferguson resigned as Chief Financial Officer of the Company, effective November 30, 2019. In connection with Ms. Ferguson’s resignation the Company and Ms. Ferguson entered into a Separation Agreement and Mutual Release of Claims (“Release”) on August 23, 2019. The Company paid Ms. Ferguson’s base salary of $190,000 while she remained employed through November 2019.

28

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding our NEOs’ unexercised option and other equity incentive plan awards to purchase our Common Stock as of May 31, 2019:

			Option Awards		Other Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael R. Zapata(1)	—	—	—	—	12,000	$32,760
Jamie Schmidt(2)	—	—	—	—	18,000	$49,140
Ann M. Ferguson(3)	—	—	—	—	—	—

(1)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018.

(2)	Mr. Schmidt was appointed Chief Financial Officer, effective January 14, 2020.

(3)	Ms. Ferguson resigned as Chief Financial Officer of the Company, effective November 30, 2019.

(4)	The market value of the unearned shares is based on the closing price on May 31, 2020 of $2.73.

Compensation of Non-Employee Directors

The Compensation Committee periodically awards directors with equity-based compensation.

Given the nature of the reorganization announced in November 2018 and the desire for the Company to reserve its cash position, Mr. Davidson and Mr. Hines were asked to receive their compensation through RSUs. Further, to align the Board with shareholders, both directors agreed to receive market-based RSUs. The below RSUs were granted in lieu of cash compensation.

29

The following table presents information regarding these unvested market-based equity incentive plan awards as of May 31, 2020:

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Charles Davidson	6,000 (2)	$16,380
Andrew P. Hines	6,000	$16,380
Steven Strom	—	—

(1)	The market value of the unvested units is based on the closing price on May 31, 2020 of $2.73.

(2)	Includes 3,000 restricted stock units that will vest if the share price average is above $3.90 and 3,000 restricted units that will vest if the share price average is above $4.10.

30

Stock Owned by Management and Principal Shareholders

The following table presents information with respect to the beneficial ownership of our Common Stock as of November 2, 2020, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding Common Stock;
•	each of our directors and NEOs; and
•	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The percentage of beneficial ownership is based on 3,754,145 shares of Common Stock outstanding as of November 2, 2020. Except as otherwise noted below, the address of persons listed in the following table is: c/o Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

31

Name of Beneficial Owner	Number	Percentage
Persons known to beneficially own more than 5%
GAMCO Investors, Inc.(1)	610,000	16.2%
Sententia Capital Management LLC(2)	474,235	12.6%
Renaissance Technologies LLC(3)	258,048	6.9%

Directors and NEOs
Michael R. Zapata(2)(4)	536,102	14.3%
Jamie Schmidt(5)	18,577	*
Charles Davidson(6)	41,967	1.1%
Andrew P. Hines(7)	69,084	1.8%
Steven Strom(8)	23,689	*
Ann M. Ferguson(9)	5,000	*
Lillian Tung	—	*
All executive officers and directors as a group (7 persons)(10)	694,419	18.4%

_______________

*	Represents holdings of less than 1% of shares outstanding.
(1)	The address of GAMCO Investors, Inc. is One Corporate Center, Rye, NY 10580. This disclosure is based on information contained in a Schedule 13D/A filed by GAMCO Investors, Inc. with the SEC on August 27, 2020.

(2)	Michael R. Zapata, as the managing member of Sententia Capital Management, LLC, general partner of Sententia Group, LP, and as the managing member of Sententia Capital Management, LLC, may be deemed to beneficially own the shares of Common Stock beneficially owned by Sententia Capital Management LLC. Mr. Zapata disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This disclosure is based on information contained in a Schedule 13D/A filed by Sententia Capital Management LLC with the SEC on December 17, 2019 and a Form 4 filed by Michael Zapata with the SEC on December 31, 2019.

(3)	The address of Renaissance Technologies LLC is 800 Third Avenue, New York, NT 10022. This disclosure is based on information contained in a Schedule 13G/A filed by Renaissance Technologies LLC with the SEC on February 14, 2020.

(4)	Includes 61,867 shares of Common Stock held directly by Mr. Zapata and 474,235 shares held by Sententia Capital Management LLC (see footnote (2) above).

(5)	Includes 18,577 shares of Common Stock held directly by Mr. Schmidt.

(6)	Includes 26,967 shares of Common Stock and options to purchase 15,000 shares of Common Stock at a strike price of $1.70.

(7)	Includes 53,305 shares of Common Stock held directly by Mr. Hines, 5,779 shares held by Mr. Hines’ wife and 10,000 RSUs held by Mr. Hines’ wife which vest on December 31, 2020.

(8)	Includes 23,689 shares of Common Stock held directly by Mr. Strom.

(9)	Ms. Ferguson resigned as the Company’s Chief Financial Officer as of November 30, 2019. This disclosure is based on information contained in a Form 4 filed by Ms. Ferguson with the SEC on September 27, 2019.

(10)	Consists of 669,419 shares of Common Stock, options to purchase 15,000 shares of Common Stock, and RSUs for 10,000 shares of Common Stock. Excludes shares beneficially owned by Ms. Ferguson, who, as of November 30, 2019, is no longer an executive officer of the Company.

32

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2021. Although this appointment does not require ratification, the Board has directed that the appointment of Moss Adams LLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Moss Adams LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Moss Adams LLP served as the Company’s independent registered public accounting firm for the fiscal years ended May 31, 2018 and 2019. A representative of Moss Adams LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit and Related Fees

For the fiscal years ended May 31, 2020 and May 31, 2019, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $ 204,495, and $167,945, respectively, for their audits, and fees reasonably related to the performance of the audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

For the fiscal years ended May 31, 2020 and May 31, 2019, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $0 and $14,913, respectively. The fees billed for the fiscal year ended May 31, 2019 related to services performed in conjunction with the Company’s filing of Form S-8 and Form S-3.

Tax Fees

For the fiscal years ended May 31, 2020 and May 31, 2019, Moss Adams LLP and their affiliates billed, or have estimated they will bill, the Company $0 and $2,649, respectively, for preparation of subsidiary tax return.

All Other Fees

In the fiscal years ended May 31, 2020 and May 31, 2019, Moss Adams LLP and their affiliates did not bill the Company for any other services other than those disclosed above.

33

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2020 and Fiscal 2019.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to ratify the appointment of Moss Adams LLP as our registered public accounting firm for the fiscal year ending May 31, 2021.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED MAY 31, 2021.

34

Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2021 Annual Meeting must be received by the Company at its principal executive offices on or before August 12, 2021 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Alternatively, under the Company’s Bylaws, a proposal or director nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the annual meeting occurs less than 60 days prior to the date of such annual meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or director nominee, as the case may be, and information as to the shareholder’s ownership of Common Stock. Proposals or director nominations not meeting these requirements will not be entertained at the 2021 Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or director nomination submitted by a shareholder.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Annual Report

The 2020 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at http://investor.schmitt-ind.com/sec-filings. The 2020 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 2020. The 2020 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

35

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement and annual report may have been sent to multiple shareholders in your household unless we have received contrary instructions from one or more shareholders. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210, tel.: (503) 227-7908. If you want to receive separate copies of the Proxy Statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

36

SCHMITT INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 10, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Schmitt Industries, Inc., an Oregon corporation (the “Company”), hereby appoints Michael R. Zapata and Jamie Schmidt, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at the Company’s offices at 2765 N.W. Nicolai Street, Portland, Oregon 97210, at 8:30 a.m., PST, on Thursday, December 10, 2020 (the “Annual Meeting”) and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals No., 2, 3 and 4.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT.

(See instructions below)

Nominees:	O Steven Strom
O Lillian Tung

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⬤

2.	To approve an amendment to the Company’s Second Restated Articles of Incorporation to declassify the Board of Directors.

FOR ☐            AGAINST ☐             ABSTAIN ☐

3.	To approve a non-binding advisory vote on executive compensation.

FOR ☐            AGAINST ☐             ABSTAIN ☐

4.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021.

FOR ☐            AGAINST ☐             ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

37

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

DATE:
(Signature of Shareholder)

DATE:
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

38